ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

May 1, 2019

VIA EDGAR

Division of Investment Management

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	ALPS ETF Trust (the “Trust”) (File Nos. 333-148826; 811-22175)

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in a supplement dated April 22, 2019, to the Prospectus dated March 31, 2019, with respect to the ALPS Medical Breakthroughs ETF, a series of the Trust (the “Fund”). The purpose of this filing is to submit the 497(e) filing dated April 22, 2019 in XBRL for the Fund.

The SEC Staff is requested to address any comments on this filing to me at 720.917.0769.

Sincerely,

/s/ Sharon Akselrod

Sharon Akselrod

Assistant Secretary